GUARANTEE INDUCEMENT AND OFFSET AGREEMENT


     THIS GUARANTEE INDUCEMENT AND OFFSET AGREEMENT, dated as of October 25, 1999 (the "Agreement") is entered into between BMC HOLDINGS, LLC, a Virginia limited liability company ("Borrower"), the other Loan Parties identified in the Loan Agreement (identified below) and FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in such Loan Agreement.

                                    RECITALS

     WHEREAS, Foothill has entered into or is about to enter into a Loan and Security Agreement (the "Loan Agreement") with Borrower and certain of the other Loan Parties pursuant to which Foothill may make loans and provide other financial accommodation to Borrower;

     WHEREAS, the proceeds of the loans made by Foothill to Borrower will be used by Borrower to provide loans ("Initial Loans") to certain of the OPCO Subsidiaries, as more particularly described in the Loan Agreement;

     WHEREAS, the Borrower will use the interest earned from and the principal received upon the repayment of the Initial Loans to make various other loans and provide other financial accommodations to other OPCO Subsidiaries;

     WHEREAS, each of the Manager Subsidiaries owns an interest in one or more of the OPCO Subsidiaries and may from time to time receive financial benefit from the financial success of the OPCO Subsidiaries in which it maintains an interest and may, from time to time, receive financial support from Borrower;

     WHEREAS, Foothill has required, among other things, that the loan facility provided for in the Loan Agreement be secured by a pledge of certain intercompany notes owing to Borrower by the OPCO Subsidiaries and described more particularly on Schedule A hereto (the "Intercompany Notes") and certain term notes owing to Borrower by certain OPCO Subsidiaries reflecting loans of proceeds under the Loan Agreement to such OPCO Subsidiaries and described more particularly on Schedule A hereto (the "Term Notes") and guaranteed by the OPCO Subsidiaries and the Manager Subsidiaries as provided in the Loan Agreement;

     WHEREAS, the Borrower has also granted to Foothill a security interest in any and all of Borrower's assets, including all future loans and other financial accommodations provided by Borrower to any of the Loan Parties;

     WHEREAS Foothill has required, as a condition to extending financing to Borrower, that each of the OPCO Subsidiaries and Manager Subsidiaries issue their guarantees (the "Guarantees") of the Obligations of the Borrower and secure the Guarantees pursuant to those certain General Security and Pledge Agreements (the "Security Agreements") dated as of the date hereof and the Board of Directors of each of the OPCO Subsidiaries and Manager Subsidiaries has required as a condition to authorizing the Guarantees and Security Agreements that the Borrower agree to provide security and compensation to each such party as provided herein in the event that the Borrower does not repay the Obligations and Foothill calls upon such party for payment on the Guarantees or from the collateral in which it has granted a security interest; and

     WHEREAS each such Board of Directors has evaluated all of the circumstances surrounding the execution of the Guarantees and Security Agreements and determined that the OPCO Subsidiary or Manager Subsidiary will receive the "fair equivalent value" (as used in Section 548 of the Bankruptcy Code) of the amount of its Guarantee pursuant to the compensation and security and offset arrangements contemplated hereby.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, and to induce Foothill to provide the loans and other financial accommodations to Borrower under the Loan Agreement, the parties agree as follows:

     1. Offset. Borrower hereby agrees that any payment made by an OPCO Subsidiary or a Manager Subsidiary pursuant to the Guarantees shall be deemed to be a payment made at the request of Borrower to Foothill and shall be credited to the payment of the Intercompany Note payable by such OPCO Subsidiary or Manager Subsidiary or to a Term Note any other indebtedness owing by such OPCO Subsidiary or Manager Subsidiary to Borrower, thereby automatically reducing the amount owing to Borrower by the amount of such payment.

     2. Amounts in Excess of Offset. In the event that Foothill should at any time obtain payment from any OPCO Subsidiary or Manager Subsidiary in excess of the amount of the offset which occurs pursuant to Section 1 above, the amount of such OPCO Subsidiary's or Manager Subsidiary's claim against the Borrower by virtue of such payment may be offset against any and all amounts that such OPCO Subsidiary or Manager Subsidiary may thereafter be entitled to receive, for any reason, from Borrower.

     3. Miscellaneous. The provisions of the Loan Agreement applicable to all Loan Documents shall apply to this Agreement.



                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

                          BMC HOLDINGS, LLC

                          By: Brill Media Company, LLC, its manager

                          By: Brill Media Managment, Inc., its manager


                          By: ____________________________________
                                   a duly authorized officer


                          FOOTHILL CAPITAL CORPORATION


                          By: ____________________________________
                          Name: _________________________________
                          Title: __________________________________


                          Brill Radio, Inc.


                          By: ____________________________________
                                   a duly authorized officer


                          Reading Radio, Inc.


                          By: ____________________________________
                                   a duly authorized officer


                          Tri-State Broadcasting, Inc.


                          By: ____________________________________
                                   a duly authorized officer

         [Signature Page to Guarantee Inducement and Offset Agreement]

                          Northern Colorado Holdings, LLC

                          By: Northern Colorado Holdings Management, Inc.,
                              its manager


                          By: ____________________________________
                                   a duly authorized officer


                          NCR II, INC.


                          By: ____________________________________
                                   a duly authorized officer


                          NCH II, LLC

                          By: NCR II, Inc., its manager


                          By: ____________________________________
                                   a duly authorized officer


                          NCR III, LLC

                          By: NCR II, Inc., its manager


                          By: ____________________________________
                                   a duly authorized officer


                          Northern Colorado Radio, Inc.


                          By: ____________________________________
                                   a duly authorized officer

                          Northland Holdings, LLC

                          By: Northland Holdings Management, Inc., its manager


                          By: ____________________________________
                                   a duly authorized officer


                          Northland Broadcasting, LLC

                          By: Northland Broadcasting Management, Inc.,
                              its manager


                          By: ____________________________________
                                   a duly authorized officer


                          NB II, Inc.


                          By: ____________________________________
                                   a duly authorized officer


                          Upper Michigan Holdings, LLC

                          By: Upper Michigan Holdings Management, Inc.,
                              its manager


                          By: ____________________________________
                                   a duly authorized officer


                          Upper Michigan Newspapers, LLC

                          By: Upper Michigan Newspapers Management, Inc.,
                              its manager


                          By: ____________________________________
                                   a duly authorized officer

                          Advertisers P.S., LLC

                          By: Advertisers P.S. Management, Inc., its manager


                          By: ____________________________________
                                   a duly authorized officer


                          Central Printing Service, LLC

                          By: Central Printing Service Management, Inc.,
                              its manager


                          By: ____________________________________
                                   a duly authorized officer


                          Huron Holdings, LLC

                          By: Huron Holdings Management, Inc., its manager


                          By: ____________________________________
                                   a duly authorized officer


                          Huron Newspapers, LLC

                          By: Huron Newspapers Management, Inc., its manager


                          By: ____________________________________
                                   a duly authorized officer

                          Huron P.S. LLC

                          By: Huron P.S. Management, Inc., its manager


                          By: ____________________________________
                                   a duly authorized officer


                          St. Johns Newspapers, Inc.


                          By: ____________________________________
                                   a duly authorized officer


                          Central Michigan Distribution Co., LP

                          By: Central Michigan Distribution Co., Inc., its general partner


                          By: ____________________________________
                                   a duly authorized officer


                          Brill Newspapers, Inc.


                          By: ____________________________________
                                   a duly authorized officer


                          CMN Holding, Inc.


                          By: ____________________________________
                                   a duly authorized officer


                          Central Michigan Newspapers, Inc.


                          By: ____________________________________
                                   a duly authorized officer

                          Graph Ads Printing, Inc.


                          By: ____________________________________
                                   a duly authorized officer


                          Gladwin Newspapers, Inc.


                          By: ____________________________________
                                   a duly authorized officer


                          Cadillac Newspapers, Inc.


                          By: ____________________________________
                                   a duly authorized officer


                          Midland Buyer's Guide, Inc.


                          By: ____________________________________
                                   a duly authorized officer


                          CMN Associated Publications, Inc.


                          By: ____________________________________
                                   a duly authorized officer


                          Central Michigan Distribution Co., Inc.


                          By: ____________________________________
                                   a duly authorized officer

                                   SCHEDULE A

                               INTERCOMPANY NOTES


                          [To be provided by Borrower]

                                   SCHEDULE B

                                   TERM NOTES


                          [To be provided by Borrower]